SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


POWER REIT
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)



        000-54560                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)

301 Winding Road, Old Bethpage, New York  11804
(Address of Principal Executive Offices) (Zip Code)

                             (212) 750-0373
(Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Section 8: Other Events

Item 8.01

Attached as an exhibit hereto is a letter that Power REIT intends to provide to certain prospective investors in connection with its planned offering of preferred stock, which is the subject of a prospectus supplement that it filed with the SEC on November 6, 2013 (Commission File No.
333-180693).





SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Exhibits

(d) Exhibits

99.1	Prospective Investor Letter dated December 18, 2013



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	December 18, 2013

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman